UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 April 26, 2005
Date of Report
(Date of Earliest Event Reported)

 SONOSITE, INC.
(Exact Name of Registrant as Specified in Charter)

Washington	0-23791	91-1405022
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

21919 30th Drive S.E., Bothell, Washington 98021-3904
(Address of Principal Executive Offices)   (Zip Code)

 (425) 951-1200
(Registrant's Telephone Number, Including Area Code)

 None
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Definitive Material Agreement.

At the Annual Meeting of Shareholders of SonoSite, Inc. ("SonoSite") held on April 26, 2005, SonoSite's shareholders approved the SonoSite, Inc. 2005 Stock Incentive Plan (the "Stock Incentive Plan") and the SonoSite, Inc. 2005 Employee Stock Purchase Plan (the "ESPP Plan"). The Stock Incentive Plan and ESPP Plan had been previously adopted by SonoSite's Board of Directors on February 9, 2005, subject to shareholder approval.

The Stock Incentive Plan, which will be administered by the Compensation Committee of the Board of Directors of SonoSite, allows for the award of stock options, stock awards and cash awards to officers, employees, consultants and non-employee directors of SonoSite.  Subject to adjustment upon the occurrence of any stock split, stock dividend, merger, combination of shares or similar change to the capital structure of the Company, the total number of shares available for issuance under the Stock Incentive Plan is 1,300,000 shares of SonoSite's common stock.  No employee may be granted, in any calendar year, options or other stock awards covering more than 250,000 shares of SonoSite's common stock, except that, in connection with his or her initial employment with SonoSite, an employee may be granted awards covering up to an additional 250,000 shares of SonoSite's common stock.

The ESPP Plan, which will be administered by the Compensation Committee of the Board of Directors of SonoSite, allows for officers and employees of SonoSite to purchase common stock of SonoSite through payroll deductions of up to 15% of a participant’s eligible compensation.  Shares of common stock are purchased under the ESPP Plan at a discount to the market price of the shares equal to 85% of the lower of the fair market value of SonoSite’s common stock on the first date of each six month offering period or the last date of each six month offering period.  Subject to adjustment upon the occurrence of any stock split, stock dividend, merger, combination of shares or similar change to the capital structure of the Company, the total number of shares available for issuance under the ESPP Plan is 1,000,000 shares of SonoSite's common stock.

The above descriptions of certain terms and conditions of the Stock Incentive Plan and ESPP Plan are qualified in their entirety by reference to the full texts of the Stock Incentive Plan and ESPP Plan, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Form 8-K and are incorporated herein by reference in their entirety.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

Exhibit 10.1	SonoSite, Inc. 2005 Stock Incentive Plan
Exhibit 10.2	SonoSite, Inc. 2005 Employee Stock Purchase Plan

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, SonoSite, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOSITE, INC.

Dated:	April 28, 2005	By:	/s/ MICHAEL J. SCHUH

Michael J. Schuh Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	SonoSite, Inc. 2005 Stock Incentive Plan
Exhibit 10.2	SonoSite, Inc. 2005 Employee Stock Purchase Plan